TRANSAMERICA PARTNERS VARIABLE FUNDS
TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS
Supplement dated September 18, 2009 to the Prospectus dated May 1, 2009
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Growth
The Board of Trustees of the Transamerica Partners Growth Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Variable Growth Subaccount (the “Growth Subaccount”) are invested, has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by the Transamerica Partners Large Growth Portfolio (the “Large Growth Portfolio”) in exchange for interests of the Large Growth Portfolio. The Transamerica Partners Growth Portfolio would then be liquidated, and interests in the Large Growth Portfolio would be distributed to fund holders.
Under the reorganization, the Growth Subaccount would receive interests in the Large Growth Portfolio with the same aggregate net asset value as its interests in the Transamerica Partners Growth Portfolio. The reorganization is subject to the satisfaction of certain conditions. If the closing conditions are satisfied, the reorganization is expected to occur during the fourth quarter of 2009.
Transamerica Financial Life Insurance Company (“TFLIC”) also makes available under the variable annuity contracts the Transamerica Partners Variable Large Growth Subaccount (the “Large Growth Subaccount”), which currently invests all of its assets in the Large Growth Portfolio. Upon consummation of the reorganization, both the Growth Subaccount and the Large Growth Subaccount offered as investment options under the contracts would invest in the same Large Growth Portfolio. TFLIC intends to consolidate the two duplicative sub-accounts that invest in the Large Growth Portfolio, and will maintain only the Large Growth Subaccount following the reorganization. Participants in the Growth Subaccount will receive units of equal value in the Large Growth Subaccount in exchange for their units in the Growth Subaccount. The account value of any affected participant immediately after the subaccount consolidation will be the same as the value immediately before the subaccount consolidation.
Participants that have allocated investments to the Growth Subaccount may, prior to the reorganization, transfer values out of the Growth Subaccount to any other investment option available under the contracts without any transactional fees, charges or restrictions.
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Investors should retain this Supplement for future reference.